MORTGAGES PAYABLE (Tables)	12 Months Ended
Apr. 30, 2013
MORTGAGES PAYABLE [Abstract]
Aggregate Amount of Required Future Principal Payments on Mortgages Payable
Of the mortgages payable, the balance of fixed rate mortgages totaled $1.0 billion at April 30, 2013 and 2012, and the balances of variable rate mortgages totaled $26.2 million and $16.2 million as of April 30, 2013, and 2012, respectively. The Company does not utilize derivative financial instruments to mitigate its exposure to changes in market interest rates. Most of the fixed rate mortgages have substantial pre-payment penalties. As of April 30, 2013, the weighted-average rate of interest on the Company's mortgage debt was 5.55%, compared to 5.78% on April 30, 2012. The aggregate amount of required future principal payments on mortgages payable as of April 30, 2013, is as follows:
Year Ended April 30,	(in thousands)
2014	$64,923
2015	110,972
2016	92,336
2017	219,315
2018	66,944
Thereafter	494,716
Total payments	$1,049,206